UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Crown Castle Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following webpage contains statements by Crown Castle that will direct viewers to its website, www.VoteCrownCastle.com.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are hereby identified as forward-looking statements. In addition, words such as “estimate,” “anticipate,” “project,” “plan,” “intend,” “believe,” “expect,” “likely,” “predicted,” “positioned,” “continue,” “target,” “seek,” “focus” and any variations of these words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include (1) statements and expectations regarding the process and outcomes of Company’s Fiber Review Committee, including that it will help enhance and unlock shareholder value, (2) that the actions set forth in this communication best position the Company for long term success, including our Board’s regular evaluation of all paths to enhance shareholder value, (3) that the Company will benefit from the experience and insights of the directors, and (4) that the Company will identify the best path forward to capitalize on significant opportunities for growth in our industry. Such forward-looking statements should, therefore, be considered in light of various risks, uncertainties and assumptions, including prevailing market conditions, risk factors described in “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Unless legally required, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Our filings with the SEC are available through the SEC website at www.sec.gov or through our investor relations website at investor.crowncastle.com. We use our investor relations website to disclose information about us that may be deemed to be material. We encourage investors, the media and others interested in us to visit our investor relations website from time to time to review up-to-date information or to sign up for e-mail alerts to be notified when new or updated information is posted on the site.

Important Stockholder Information

The Company filed a definitive proxy statement and a WHITE proxy card with the SEC in connection with its solicitation of proxies for its 2024 Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD, AND ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS, AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may or will be able to obtain the proxy statement, any amendments or supplements to the proxy statement, and other documents without charge from the SEC’s website at www.sec.gov.

Participant Information

The Company, its directors, director nominees, certain of its officers, and other employees are or will be “participants” (as defined in Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2024 Annual Meeting. The identity, their direct or indirect interests (by security holdings or otherwise), and other information relating to the participants is available in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 11, 2024, on the section entitled “Beneficial Ownership of Common Stock” (on page 90) and Appendix C (on page C-1). To the extent the holdings by the “participants” in the solicitation reported in the Company’s definitive proxy statement have changed, such changes have been or will be reflected on “Statements of Change in Ownership” on Forms 3, 4 or 5 filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Skip to main navigation Municipalities Property Owners Investors CCIsites Careers ABOUT US INFRASTRUCTURE SOLUTIONS INDUSTRY EXPERTISE YOUR COMMUNITY NEWSSearch Type to searchSEARCH InvestorsTo Our Shareholders: Your Vote Matters. Click Here to Learn More About the 2024 Annual Meeting.A strong, established company with a clear path for growth. As the nation’s largest provider of shared communications infrastructure, we’re working to connect cities and businesses to the data, technology and wireless services they rely on every day.Our comprehensive infrastructure portfolio consists of more than 40,000 cell towers, approximately 115,000 on-air or under-contract small cell nodes and approximately 90,000 route miles of fiber—giving us a presence in every major US market. As the demand for data and information grows, this unique combination of assets will continue to work together to meet the needs of people and businesses.Our disciplined approach to capital allocation allows us to remain focused on our long-term stability and future success. In January 2014, we officially became a REIT. This conversion marked the alignment of our business structure with our long-term commitment to provide the nation’s wireless carriers with the prime real estate they need to run their networks. Our shared economic model appeals to this customer base, while opening up new opportunities for us to meet the needs of emerging markets like 5G, the internet of things and smart city technologies that will also require our infrastructure solutions. It’s a convergence that puts us in an ideal position to continue our strong, steady trajectory with new growth opportunities for many years to come.CROWN CASTLE INC. $95.50 -1.21 (-1.25%) NYSE: CCI Apr 15, 2024 3:27 PM EDT Data Provided by Refinitiv. Minimum 15 minutes delayed.In the news April 11, 2024 Crown Castle Highlights Actions Underway to Create Stronger and More Valuable Company Files Definitive Proxy Materials and Mails Letter to Shareholders Urges Shareholders to Vote “FOR” Only Crown Castle’s 13 Qualified and Experienced Nominees on the WHITE Proxy Card Ted Miller is Seeking De Facto Control of the Company by Installing Himself as Executive Chair and Appointing HisREAD MORE April 10, 2024 Crown Castle Appoints Tower Industry Veteran Steven J. Moskowitz as President and Chief Executive Officer Moskowitz Brings 25+ Years of Tower Industry Experience and Proven Track Record of Value Creation HOUSTON , April 10, 2024 (GLOBE NEWSWIRE) -- Crown Castle Inc. (NYSE: CCI) (“Crown Castle” or the “Company”) today announced that its Board of Directors has appointed Steven J.READ MORE April 3, 2024 Crown Castle Announces First Quarter 2024 Earnings Conference Call Details HOUSTON , April 03, 2024 (GLOBE NEWSWIRE) -- Crown Castle Inc. (NYSE: CCI) ("Crown Castle") plans to release its first quarter 2024 results on Wednesday, April 17, 2024 , after the market closes. In conjunction with the release, Crown Castle has scheduled a conference call for Wednesday, April 17,READ MORE March 25, 2024 Crown Castle Issues Open Letter to Shareholders Files Preliminary Proxy Statement; Recommends Shareholders Vote FOR Crown Castle’s Director Nominees Addresses Statements by Ted Miller HOUSTON , March 25, 2024 (GLOBE NEWSWIRE) -- Crown Castle Inc. (NYSE: CCI) (“Crown Castle” or the “Company”) today filed its preliminary proxy materials with theREAD MORE SEE ALL NEWS Events Apr 17, 2024 at 5:00 PM EDT Q1 2024 Crown Castle Earnings Conference Call ADD TO CALENDAR SEE ALL EVENTS Stock informationStock Quote STOCK QUOTE STOCK CHART DIVIDENDS AND SPLITS NYSE: CCI Price $95.50 Change -1.21 (-1.25%) Volume 1,943,358 Today's Open $96.72 Previous Close $96.71 Today's High $97.44 Today's Low $95.05 52 Week High $134.22 52 Week Low $84.72 Apr 15, 2024 3:27 PM EDT Copyright West LLC. Minimum 15 minutes delayed.Fiscal Year All Years Declared Ex-Date Record Payable Amount Type 2/21/2024 3/14/2024 3/15/2024 3/28/2024 1.565 U.S. Currency Total dividends in 2024: 1.565 10/18/2023 12/14/2023 12/15/2023 12/29/2023 1.565 U.S. Currency 7/21/2023 9/14/2023 9/15/2023 9/29/2023 1.565 U.S. Currency 5/1/2023 6/14/2023 6/15/2023 6/30/2023 1.565 U.S. Currency 2/7/2023 3/14/2023 3/15/2023 3/31/2023 1.565 U.S. Currency Total dividends in 2023: 6.26 10/18/2022 12/14/2022 12/15/2022 12/30/2022 1.565 U.S. Currency 7/25/2022 9/14/2022 9/15/2022 9/30/2022 1.47 U.S. Currency 5/10/2022 6/14/2022 6/15/2022 6/30/2022 1.47 U.S. Currency 2/8/2022 3/14/2022 3/15/2022 3/31/2022 1.47 U.S. Currency Total dividends in 2022: 5.975 10/20/2021 12/14/2021 12/15/2021 12/31/2021 1.47 U.S. Currency 8/5/2021 9/14/2021 9/15/2021 9/30/2021 1.33 U.S. Currency 5/21/2021 6/11/2021 6/14/2021 6/30/2021 1.33 U.S. Currency 2/18/2021 3/12/2021 3/15/2021 3/31/2021 1.33 U.S. Currency Total dividends in 2021: 5.46 10/21/2020 12/14/2020 12/15/2020 12/31/2020 1.33 U.S. Currency 8/6/2020 9/14/2020 9/15/2020 9/30/2020 1.20 U.S. Currency 5/14/2020 6/11/2020 6/12/2020 6/30/2020 1.20 U.S. Currency 2/20/2020 3/12/2020 3/13/2020 3/31/2020 1.20 U.S. Currency Total dividends in 2020: 4.93 10/16/2019 12/12/2019 12/13/2019 12/31/2019 1.20 U.S. Currency 8/8/2019 9/12/2019 9/13/2019 9/30/2019 1.125 U.S. Currency 5/16/2019 6/13/2019 6/14/2019 6/28/2019 1.125 U.S. Currency 2/21/2019 3/14/2019 3/15/2019 3/29/2019 1.125 U.S. Currency Total dividends in 2019: 4.575 10/17/2018 12/13/2018 12/14/2018 12/31/2018 1.125 U.S. Currency 8/2/2018 9/13/2018 9/14/2018 9/28/2018 1.05 U.S. Currency 5/17/2018 6/14/2018 6/15/2018 6/29/2018 1.05 U.S. Currency 2/21/2018 3/15/2018 3/16/2018 3/30/2018 1.05 U.S. Currency Total dividends in 2018: 4.275 10/18/2017 12/14/2017 12/15/2017 12/29/2017 1.05 U.S. Currency 8/3/2017 9/14/2017 9/15/2017 9/29/2017 0.95 U.S. Currency 5/18/2017 6/14/2017 6/16/2017 6/30/2017 0.95 U.S. Currency 2/17/2017 3/15/2017 3/17/2017 3/31/2017 0.95 U.S. Currency Total dividends in 2017: 3.90 10/20/2016 12/14/2016 12/16/2016 12/30/2016 0.95 U.S. Currency 8/2/2016 9/14/2016 9/16/2016 9/30/2016 0.885 U.S. Currency 5/20/2016 6/15/2016 6/17/2016 6/30/2016 0.885 U.S. Currency 2/18/2016 3/16/2016 3/18/2016 3/31/2016 0.885 U.S. Currency Total dividends in 2016: 3.605 10/22/2015 12/16/2015 12/18/2015 12/31/2015 0.885 U.S. Currency 8/3/2015 9/16/2015 9/18/2015 9/30/2015 0.82 U.S. Currency 5/29/2015 6/17/2015 6/19/2015 6/30/2015 0.82 U.S. Currency 2/17/2015 3/18/2015 3/20/2015 3/31/2015 0.82 U.S. Currency Total dividends in 2015: 3.345 10/30/2014 12/17/2014 12/19/2014 12/31/2014 0.82 U.S. Currency 8/8/2014 9/17/2014 9/19/2014 9/30/2014 0.35 U.S. Currency 5/30/2014 6/18/2014 6/20/2014 6/30/2014 0.35 U.S. Currency 2/20/2014 3/18/2014 3/20/2014 3/31/2014 0.35 U.S. Currency Total dividends in 2014: 0.82 Show More Dividends Resources SEC Filings News & Events Earnings Materials Corporate Governance Shareholder Services Investor Presentation ESG OverviewSIGN UP FOR EMAIL ALERTS Contact Investor Relations Kris Hinson VP Corporate Finance & Treasurer (713) 570-3050 IR@CROWNCASTLE.COM Learn more About Us Who we are and what we stand for.READ MORE Our Infrastructure Our comprehensive network of communications infrastructure.READ MORE News Company and industry news and thought leadership.READ MORE WIRELESS SALES & SUPPORT: 1-877-486-9377 FIBER SALES & SUPPORT: 1-855-91-FIBER FIBER NETWORK OPERATIONS: 1-855-93-FIBER Network Operations Center Careers Channel Partners Municipalities Investors Fiber Referral Rewards Connected by Good ESG Overview Suppliers Media Center Resources Our History Contact Us © 2024 Crown CastleTerms of UsePrivacy StatementEthics PolicyRegulatory StatusAcceptable Use